Exhibit 10(b)


                      MODIFICATION AGREEMENT
                     -----------------------



Date:                                   February 21, 1997

Bank:                                   BANK ONE, TEXAS, N.A.,
                                        a national banking association

Bank's Address:                         1717 Main Street
                                        Third Floor
                                        Dallas, Texas 75201

Borrower:                               SHOWBIZ PIZZA TIME, INC.,
                                        a Kansas corporation


Borrower's Address:                     4441 W. Airport Freeway
                                        Irving, Texas 75062



                         R E C I T A L S:

A. Bank and Borrower entered into a loan evidenced by the following documents, inter alia,:

1. Loan Agreement dated January 18, 1996 by and between Borrower and Bank.

2. Promissory Note dated January 18. 1996 in the original principal amount of $2,000,000 signed by Borrower and payable to Bank.

3. Deed of Trust, Security Agreement and Assignment of Rents and Leases dated January 18, 1996 signed by Borrower filed at Volume 96043, Page 2030, Deed of Trust Records, Dallas County, Texas.

4. Real Estate Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated January 18, 1996 by and between Borrower, Debtor and Bank, filed under Document No. 960011290, Real Estate Records of Allen County, Indiana.

5. Mortgage and Security Agreement dated January 18, 1996 by and between Borrower and Bank, filed at Book 8327, Page 464, Real Estate Records of Duval County, Florida.

6. Mortgage and Security Agreement dated January 18, 1996 by and between Borrower and Bank, filed at Book 3958, Page 0313, Real Estate Records of Escambia County, Florida.

7.   Security Agreement dated January 18, 1996 by and between
     Borrower and Bank.


B. Bank is the owner and holder of the Notes, Loan Agreement, and other Loan Documents.


C. Borrower has requested that Bank modify Section 3 of the Loan Agreement to eliminate a "dragnet" or "mother hubbard" clause and Bank is willing to do so on the terms set out in this Agreement.

IT IS AGREED:

     1.   Definitions.  The definition of terms used in the Loan
Agreement shall have the same meanings in this Agreement unless otherwise defined. The term "Loan Documents" in Section 1 of the Loan Agreement shall be amended to include this Agreement.

     2. Modification. The first paragraph of Section 3 of the Loan Agreement is modified by deleting the phrase "... and any and all other indebtedness or obligations from time to time owing by Borrower to Bank...". The first paragraph of Section 3 is restated as follows:

     3. Collateral. As collateral and security for the indebtedness evidenced by the Notes, Borrower shall grant, and hereby grants, to Bank, its successors and assigns, a first and prior lien and security interest in and to the property described hereinbelow, together with any and all PRODUCTS AND PROCEEDS thereof (the "Collateral"):



     3. Acknowledgment of Indebtedness. Borrower acknowledges that as of the date of this Agreement, it is well and truly indebted to Bank pursuant to the terms of the Notes, as modified hereby. Borrower hereby promises to pay to Bank the indebtedness evidenced by the Notes in accordance with the terms thereof, as modified hereby, and shall observe, comply with, and perform all of the obligations, terms, and conditions under or in connection with the Notes and all other Loan Documents.

     4. Ratification of Loan Documents. Except as provided herein, the terms and provisions of the Notes and the other Loan Documents shall remain unchanged and shall remain in full force and effect. Any modification herein of the Notes, Loan Agreement and the other Loan Documents shall in no way impair the security of the Loan Documents for the payment of the Notes. The Loan Agreement, the Notes and the other Loan Documents as modified and amended hereby are hereby ratified and confirmed in all respects.

     5. No Waiver. Borrower acknowledges that the execution of this Agreement by Bank is not intended nor shall it be construed as
(i) an actual or implied waiver of any default under the Notes or any other Loan Document or (ii) an actual or implied waiver of any condition or obligation imposed upon Borrower pursuant to the Notes or any other Loan Document, except to the extent expressly set forth herein.

     6. Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation fees and expenses of legal counsel to Bank.

     7. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument; but in making proof hereof it shall only be necessary to produce one such counterpart.

     8. Benefit. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their heirs, representatives, successors and permitted assigns.

     9. Authority. Borrower hereby represents and warrants to Bank as follows: (a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Kansas and all other states where it is doing business, and has all requisite power and authority to execute and deliver this Agreement; and (b) the execution, delivery, and performance of this Agreement by Borrower have been duly authorized by all necessary action by Borrower, and constitute legal, valid and binding obligations of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

     10. Entire Agreement. THIS AGREEMENT, THE NOTES AND THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, this Agreement is executed effective as of the date first above written.

                              BANK ONE, TEXAS, N,A.



                              By:      /s/ Paul C. Koch
                              --------------------------
                              Name:     Paul C. Koch
                              Title:    Vice President


                              SHOWBIZ PIZZA TIME, INC.



                              By: /s/ Larry G. Page
                              --------------------------
                             Name:     Larry G. Page
                             Title:    Executive Vice President,
                                       Chief Financial Officer and Treasurer


STATE OF TEXAS      &
                    &
COUNTY OF DALLAS    &


     This instrument was acknowledged before me on February 21, 1997, by Paul C. Koch, Vice President of BANK ONE, TEXAS, N.A., a national banking association, on behalf of said national association.

                          /s/ Ellen M. Brown
                          ---------------------
                         Notary Public, State of Texas

                          Ellen M. Brown
                          ----------------------
                         (Please Print Name of Notary)


My Commission expires:

    5/7/2000
---------------------



STATE OF TEXAS      &
                    &
COUNTY OF DALLAS    &


     This instrument was acknowledged before me on February 21, 1997, by Larry G. Page, Executive Vice President, Chief Financial
Officer and Treasurer of SHOWBIZ PIZZA TIME, INC., a Kansas corporation, on behalf of said corporation.

                               /s/ Angie Ybarra
                               ---------------------
                              Notary Public, State of Texas

                               Angie Ybarra
                               ---------------------
                              (Please Print Name of Notary)


My Commission expires:

       3-21-2000
---------------------